Date: April 30, 2013

Media Contact:
Michael Kinney
(732) 938-1031
mikinney@njresources.com
Investor Contact:
Dennis Puma
732-938-1229
dpuma@njresources.com

NEW JERSEY RESOURCES RAISES LOWER END OF
FISCAL 2013 EARNINGS GUIDANCE RANGE

WALL, NJ - New Jersey Resources (NYSE: NJR) today improved its fiscal 2013 net financial earnings guidance from the previously announced range of $2.55 to $2.75 per basic share to $2.60 to $2.75 per basic share, subject to the risks and uncertainties identified below under “Forward-Looking Statements.” Based on this updated earnings guidance, the company expects net financial earnings of $0.10 to $0.25 per share over the last six months of fiscal 2013, which compares to a loss of $0.17 per share last year.

On May 2, 2013, NJR will release its second-quarter and year-to-date net financial earnings for fiscal 2013. NJR currently estimates second-quarter net financial earnings to be in a range of $1.63 to $1.65 per basic share, subject to the risks and uncertainties identified below under “Forward-Looking Statements.” The current financial community consensus estimate for the quarter is $1.63 per share. Overall, NJR continues to expect New Jersey Natural Gas to be the major contributor to fiscal 2013 net financial earnings.

“Our company's performance has benefited from better-than-expected gross margin from daily storage activity and northeast transportation results, while strong fundamentals at New Jersey Natural Gas continue to improve our outlook,” said Laurence M. Downes, chairman and CEO of New Jersey Resources. “These developments have allowed us to raise the lower end of our earnings guidance range.”

Forward-Looking Statements
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Other factors that could cause actual results to differ materially from the company's expectations include, but are not limited to, weather and economic conditions; demographic changes in NJNG's service territory and their effect on NJNG customer growth; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's BGSS incentive programs, NJRES' operations and on NJR's risk management efforts; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to NJR; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and postemployment benefit plans as a result of downturns in the financial markets, and impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, liquidity in the wholesale energy trading market; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy investments; risks associated with the management of NJR's joint ventures and partnerships; risks associated with our investments in renewable energy projects and our investment in an onshore wind developer, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects, NJR's eligibility for ITCs, the future market for Solar Renewable Energy Certificates (SRECs) and operational risks related to projects in service; timing of qualifying for ITCs due to delays or failures to complete planned solar energy projects and the resulting effect on our effective tax rate and earnings; the level and rate at which NJNG's costs and expenses (including those related to restoration efforts resulting from Superstorm Sandy) are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce; the regulatory and pricing policies of federal and state regulatory agencies; the possible expiration of NJNG's Conservation Incentive Program (CIP), the costs of compliance with the proposed regulatory framework for over-the-counter derivatives; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack or failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including any impacts to utility gross margin and restoration costs resulting from Superstorm Sandy. NJR does not, by including this paragraph, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events. More detailed information about these factors is set forth under the heading “Risk Factors” in NJR's filings with the Securities and Exchange Commission (SEC) including its most recent Form 10-K and the Form 10-Q for the quarter ended March 31, 2013, to be filed on or around May 3, 2013.

Non-GAAP Financial Information
This press release includes the non-GAAP measure net financial earnings as an indicator of the company's operating performance, net financial earnings should not be considered an alternative to, or more meaningful than, operating income as determined in accordance with GAAP.

Net financial earnings excludes unrealized gains or losses on derivative instruments related to the company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. Management uses this non-GAAP financial measure as a supplemental measure to other GAAP results to provide a more complete understanding of the company's performance. Management believes this non-GAAP measure is more reflective of the company's business model, provides transparency to investors and enables period-to-period comparability of financial performance. A reconciliation of all non-GAAP financial measures used by NJR to the most directly comparable financial measures calculated and reported in accordance with GAAP, can be found below. For a full discussion of NJR's non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7.

About New Jersey Resources
New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that provides safe and reliable natural gas and renewable energy services, including transportation, distribution and asset management. With annual revenues of $3 billion, NJR is comprised of five key businesses:

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New Jersey Natural Gas, NJR's principal subsidiary, operates and maintains 7,000 miles of natural gas transportation and distribution infrastructure to serve approximately half a million customers in New Jersey's Monmouth, Ocean and parts of Morris and Middlesex counties.

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NJR Clean Energy Ventures is a renewable energy company that invests in, owns and operates solar and onshore wind projects with a total capacity in excess of 42 megawatts, providing residential and commercial customers with low carbon solutions.

•	NJR Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides customized energy solutions to its customers across North America.

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NJR Home Services is a provider of heating, central air conditioning, standby generators, solar and other indoor and outdoor comfort products to nearly 130,000 residential homes and businesses throughout New Jersey.

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NJR Energy Holdings invests and maintains equity ownership in natural gas storage and transportation pipelines and serves companies from local distributors and producers to electric generators and wholesale marketers.

NJR and its more than 900 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as
The SAVEGREEN Project® and The Sunlight Advantage®.

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